                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                             AMENDED CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 4, 2001
                                                          -------------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-25478                  63-1133624
      --------                       -------                  ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9.   NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         ------------

      The information previously reported in the Registrant's Current Report on Form 8-K, filed on April 10, 2001, is incorporated herein by reference. Such Current Report inadvertently misreported the resignation of Thomas N. Ward under
Item 6 of Form 8-K, Resignations of Registrant's Directors, as Mr. Ward's resignation was not because of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST SOUTHERN BANCSHARES, INC.


Dated: April 11, 2001                    By: /s/ Robert C. Redd
                                             ---------------------------------
                                             Robert C. Redd
                                             President and
                                             Chief Executive Officer







                                        3